UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 18, 2017, CSG Systems International, Inc. (“CSG”) held its Annual Meeting of Stockholders.  The proposals voted upon at the meeting, which are more fully described in CSG’s proxy statement dated April 4, 2017 (the “2017 Proxy”), and the results of the vote (with the percentage of total votes cast in parentheses) were as follows:

Proposal 1:  Election of Directors.  The table below shows the results of the stockholders’ vote for the election of the Class II Directors, with terms expiring in 2020:

Name of Director	For	Against	Abstain	Non-Votes
David G. Barnes	28,410,082 (99%)	265,517 (1%)	56,742	2,162,378
Marwan H. Fawaz	28,089,542 (98%)	586,463 (2%)	56,336	2,162,378
John L. M. Hughes	26,726,891 (93%)	1,957,118 (7%)	48,332	2,162,378
Donald V. Smith	27,043,055 (94%)	1,632,944 (6%)	56,342	2,162,378

Proposal 2:  Advisory Vote on the Frequency of Advisory Votes on the Compensation of Named Executive Officers.  The table below shows the results of the stockholders’ non-binding advisory vote on the frequency with which stockholders are provided with any advisory vote on the compensation of named executive officers (“NEOs”):

1 Year	2 Years	3 Years	Abstain
22,692,470 (79%)	8,839	5,984,231 (21%)	46,801

While this advisory vote on the frequency of future advisory votes on CSG’s compensation for its NEOs is not binding on CSG’s Board of Directors (the “Board”), the Board will carefully evaluate the results of such vote at a future meeting and determine as to whether it will submit future advisory votes on executive compensation for consideration by stockholders every one, two, or three years.  CSG will amend this Current Report on Form 8-K to provide information regarding such determination.

Proposal 3:  Advisory Vote to Approve the Compensation of Named Executive Officers.  The table below shows the results of the stockholders’ non-binding advisory vote on the compensation of CSG’s NEOs:

For	Against	Abstain	Non-Votes
27,448,093 (95%)	1,095,197 (4%)	189,051 (1%)	2,162,378

Proposal 4:  Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal 2017. The table below shows the results of the stockholders’ vote for the ratification of the appointment of KPMG LLP as CSG’s independent registered public accounting firm for fiscal 2017:

For	Against	Abstain
30,495,778 (99%)	348,986 (1%)	49,955

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2017

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ Rolland B. Johns
Rolland B. Johns
Chief Accounting Officer